UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23163

Oppenheimer International Growth and Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  May 31

Date of reporting period:  5/31/2017

Item 1.   Reports to Stockholders.

Annual Report	5/31/2017

Oppenheimer International Growth and Income Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 5/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI EAFE Index
Since Inception (10/28/16)	15.97%	9.30%	15.57%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Fund Performance Discussion

Since the Fund’s inception on October 28, 2016, through May 31, 2017, its Class A shares (without sales charge) produced a cumulative total return of 15.97%. In comparison, the MSCI EAFE Index (the “Index”) produced a return of 15.57% during the same period. The Fund’s outperformance versus the Index stemmed largely from stronger relative stock selection in the consumer discretionary and industrials sectors. The Fund’s lack of exposure to the real estate and energy sectors, along with an overweight position and stock selection in the information technology sector, also contributed positively to performance versus the Index. The Fund underperformed the Index in the consumer staples, health care and materials sectors, primarily due to weaker relative stock selection.

Geographically, performance versus the Index was enhanced by holdings in the United Kingdom, an underweight position in Japan, and an overweight position in Canada. Stock selection in Israel and Germany, and an underweight position in Switzerland detracted from performance versus the Index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

MARKET OVERVIEW

A dramatic turn in market sentiment occurred over the fourth quarter of 2016, shortly after the Fund commenced operations. The outcome of the presidential election in the U.S., and a reassessment of electoral dynamics elsewhere, generated expectations of higher economic growth and rising interest rates. Within the equity markets, investors developed an appetite for cyclical industries and, on the thinking that a rising tide raises all boats, for lower quality names as well. The first quarter of 2017 continued the market strength that began post the U.S. election. Additionally, the run-up for energy stalled in the first quarter, which was a big shift from the last three quarters of 2016. Information technology was the strongest performing sector. Energy was the laggard, posting a slight loss, the only sector that did so in the first quarter.

FUND REVIEW

During this reporting period, the top performing holdings were Nokia Oyj, Sleep Country Canada Holdings, Inc. and Transcontinental, Inc. Nokia Oyj has been navigating a very slow spending environment for wireless carriers. We believe this may continue for a while yet. LTE (Long-Term Evolution) spending is declining and the big investments to come in 5G technologies have yet to ramp up. However, we believe the acquisition of Alcatel-Lucent offers some new growth avenues and potential for significant cost synergies. Sleep Country Canada is a specialty mattress retailer in Canada. In our opinion, this retailer has a natural defense against the general movement of shoppers to online purchasing because nearly everyone wants to lie down on a mattress at least once before buying it. The company reported strong financial results during the period, with robust revenue growth over its first quarter of 2017. Transcontinental is a printer of flyers and newspapers in Canada, and owns many local papers. It is a family-run company with a long term view to reinvest its capital into flexible packaging businesses, where it has an adjacent advantage given its expertise in printing. In 2016, the company continued to take market share in a declining Canadian printing market, managed costs downwards, and deployed capital effectively into packaging.

Top detractors from performance were Teva Pharmaceutical Industries Ltd., BT Group plc and Subaru Corp. Teva Pharmaceutical Industries is the largest generic pharmaceutical company in the world, and also sells a drug for multiple sclerosis called Copaxone, which is now off-patent. Late in 2016, it failed to gain approval for a patent-extending measure and is also being sued by the Department of Justice for potential price fixing. Teva is part of the Retiree Consumption sub-theme in the portfolio, which falls under the Aging theme. Despite temporary legal problems, at period end we believe healthcare systems will have to reduce costs and companies like Teva can out-price their

4 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

competition. BT Group is the incumbent telecom provider in the UK, owns EE, the largest wireless carrier, and also owns Openreach, the largest fiber network in the country. During the period, the company uncovered a long-running fraud in its Italian subsidiary. Additionally, the UK telecom-regulator Ofcom scrutinized the ownership structure of Openreach, which led to uncertainty surrounding the pricing of fiber services. Subaru is a niche Japanese automaker that sells all-wheel drive vehicles in the United States and Japan. We believe it has a very low market share, a highly regarded brand, and opportunities to grow share in the U.S. and emerging markets. Shares of Subaru declined late in the period. The company announced that operating profit fell 27% during its fiscal year, due mainly to rising costs and a stronger yen. However, we believe Subaru’s very low market share, its highly regarded brand, and opportunities to grow share in the U.S. and emerging markets make it attractive.

STRATEGY & OUTLOOK

We are spending a good deal of time in the consumer discretionary space, the largest sector in the portfolio at period end, and specifically on the impact of online shopping. There will be winners and losers as online penetration increases, and the outcomes will be more nuanced than headlines would suggest. For instance, it is very difficult to deliver groceries in a cost effective way except in the richest and most dense population centers of the world. The grocery industry has spent the last hundred years squeezing out costs by getting customers to do more. Shoppers pick, pack and deliver their own groceries. Re-assuming those costs is a difficult task, particularly in a very low margin business.

But it is quite clear that other forms of retail will be less successful in the face of online competition. We believe midrange apparel chains and department stores will face particular difficulty over the coming decade. Price discovery and availability are greater for midrange goods online. Department stores used to dominate retail volumes in many developed countries because they served as real-world browsers. A variety of goods could be looked at in one location. Now that browsing function is online. That is why the portfolio concentrates on the very high end of retail, where there is no price sensitivity and the selling process is part of the experience, as with luxury goods, and the lowest end discounters, where the merchandise is too cheap to ship. In this way, we look to longer term trends to inform our investment decisions because our time horizon is longer than that of other market participants.

Over the course of the coming year, there will be many events that will roil markets. Our focus will remain on fundamentals. The Fund is not designed for a particular macroeconomic scenario, but rather the myriad microeconomic scenarios in which our portfolio companies operate. We believe

5 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

this is a strength of the Fund, as there will likely not be a single point of failure if one overarching macroeconomic thesis does not play out.

Robert B. Dunphy, CFA Portfolio Manager

6 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Hella KGaA Hueck & Co.	2.3%
Sleep Country Canada Holdings, Inc.	2.3
Nokia OYJ	2.2
Toyo Tire & Rubber Co. Ltd.	2.2
IWG plc	2.1
Lloyds Banking Group plc	2.1
LVMH Moet Hennessy Louis Vuitton SE	2.1
Nippon Telegraph & Telephone Corp.	2.1
NN Group NV	2.0
Transcontinental, Inc., Cl. A	2.0

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on net assets. For more current Top Ten Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United Kingdom	31.6%
Germany	10.9
Canada	9.5
France	7.6
Japan	7.4
Netherlands	5.8
United States	4.0
Spain	3.6
Denmark	3.3
Australia	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2017, and are based on the total market value of investments.

7 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/17

	Inception Date	Since Inception
Class A (OIMAX)	10/28/16	15.97%
Class C (OCIMX)	10/28/16	15.38
Class I (OIMIX)	10/28/16	16.22
Class R (OIMRX)	10/28/16	15.75
Class Y (OIMYX)	10/28/16	16.14

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/17

	Inception Date	Since Inception
Class A (OIMAX)	10/28/16	9.30%
Class C (OCIMX)	10/28/16	14.38
Class I (OIMIX)	10/28/16	16.22
Class R (OIMRX)	10/28/16	15.75
Class Y (OIMYX)	10/28/16	16.14

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI EAFE Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

8 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Actual	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During 6 Months Ended May 31, 2017
Class A	$ 1,000.00	$ 1,193.10	$ 6.85
Class C	1,000.00	1,187.10	10.96
Class I	1,000.00	1,194.50	4.93
Class R	1,000.00	1,190.80	8.22
Class Y	1,000.00	1,193.60	5.48

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.70	6.31
Class C	1,000.00	1,014.96	10.10
Class I	1,000.00	1,020.44	4.54
Class R	1,000.00	1,017.45	7.57
Class Y	1,000.00	1,019.95	5.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2017 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class I	0.90
Class R	1.50
Class Y	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

STATEMENT OF INVESTMENTS May 31, 2017

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—30.7%
Auto Components—6.5%
Hella KGaA Hueck & Co.	4,282	$217,276
Toyo Tire & Rubber Co. Ltd.	11,000	211,962
Valeo SA	2,751	191,725
		620,963

Automobiles—3.3%
Bayerische Motoren Werke AG	1,562	146,277
Subaru Corp.	5,000	169,269
		315,546

Hotels, Restaurants & Leisure—8.1%
Carnival Corp.	2,593	166,133
Domino’s Pizza Group plc	31,506	128,855
Ladbrokes Coral Group plc	89,229	137,066
TUI AG	11,190	172,872
Whitbread plc	3,034	167,805
		772,731

Media—6.7%
Cineplex, Inc.	3,731	141,330
ITV plc	72,806	183,623
ProSiebenSat.1 Media SE	3,565	151,420
SES SA, Cl. A, FDR	6,800	168,309
		644,682

Specialty Retail—4.0%
Card Factory plc	39,490	169,822
Sleep Country Canada Holdings, Inc.[1]	7,531	217,425
		387,247

Textiles, Apparel & Luxury Goods—2.1%
LVMH Moet Hennessy Louis Vuitton SE	778	198,725

Consumer Staples—14.6%
Beverages—1.5%
Anheuser-Busch InBev SA/NV	1,228	143,492

Food & Staples Retailing—8.6%
Booker Group plc	51,712	132,947

	Shares	Value
Food & Staples Retailing (Continued)
Distribuidora Internacional de Alimentacion SA	29,713	$182,919
North West Co., Inc. (The)	7,180	171,574
Sligro Food Group NV	4,274	193,782
SPAR Group Ltd. (The)	10,696	139,417
		820,639

Food Products—1.5%
Marine Harvest ASA[2]	8,294	145,307

Tobacco—3.0%
Imperial Brands plc	3,116	145,714
Scandinavian Tobacco Group AS, Cl. A1	8,877	143,524
		289,238

Financials—11.1%
Commercial Banks—2.1%
Lloyds Banking Group plc	220,743	200,278

Consumer Finance—1.7%
Prosegur Cash SA1,2	61,251	161,889

Insurance—7.3%
Legal & General Group plc	52,269	169,783
Manulife Financial Corp.	10,416	179,891
NN Group NV	5,441	195,685
Saga plc	59,838	155,842
		701,201

Health Care—7.8%
Health Care Equipment & Supplies—1.8%
Coloplast AS, Cl. B	1,974	169,070

Health Care Providers & Services—3.4%
McCarthy & Stone plc[1]	72,402	174,537
Sonic Healthcare Ltd.	9,090	156,512
		331,049

Pharmaceuticals—2.6%
Roche Holding AG	555	152,486

12 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

	Shares	Value
Pharmaceuticals (Continued)
Teva Pharmaceutical
Industries Ltd.,
Sponsored ADR	3,457	$96,312
		248,798

Industrials—12.4%
Air Freight & Couriers—3.1%
PostNL NV	33,614	164,306
Royal Mail plc	22,590	128,489
		292,795

Commercial Services & Supplies—5.9%
Edenred	6,388	168,585
IWG plc	46,717	200,364
Transcontinental,
Inc., Cl. A	11,154	195,526
		564,475

Machinery—1.7%
ANDRITZ AG	2,772	166,226

Trading Companies & Distributors—1.7%
Travis Perkins plc	7,820	164,661

Information Technology—7.5%
Communications Equipment—2.2%
Nokia OYJ	33,504	212,974

Semiconductors & Semiconductor
Equipment—2.0%
Taiwan
Semiconductor
Manufacturing Co.
Ltd.	28,300	190,410

Software—3.3%
Micro Focus
International plc	4,981	153,715
Playtech plc	12,274	156,566
		310,281

	Shares	Value
Materials—4.6%
Chemicals—3.0%
DIC Corp.	3,800	$130,803
Evonik Industries
AG	4,485	154,546
		285,349

Containers & Packaging—1.6%
Amcor Ltd.	13,270	151,082

Telecommunication Services—7.0%
Diversified Telecommunication Services—7.0%
BT Group plc, Cl. A	34,181	136,377
Deutsche Telekom
AG2	9,700	193,245
Inmarsat plc	13,841	142,780
Nippon Telegraph &
Telephone Corp.	4,100	196,638
		669,040

Utilities—1.7%
Water Utilities—1.7%
Pennon Group plc	13,859	164,515
Total Common Stocks (Cost $8,280,768)		9,322,663

Investment Company—2.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.74%[3,4] (Cost $219,432)	219,432	219,432
Total
Investments, at Value (Cost $8,500,200)	99.7%	9,542,095
Net Other Assets (Liabilities)	0.3	24,730

Net Assets	100.0%	$9,566,825

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $697,375 or 7.29% of the Fund’s net assets at period end.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

13 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 28, 2016 (Commencement of Operations)	Gross Additions	Gross Reductions	Shares May 31, 2017
Oppenheimer Institutional
Government Money Market Fund, Cl. E	—	7,643,576	7,424,144	219,432

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. E	$219,432	$498

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United Kingdom	$3,013,741	31.6%
Germany	1,035,635	10.9
Canada	905,746	9.5
France	727,344	7.6
Japan	708,672	7.4
Netherlands	553,774	5.8
United States	385,565	4.0
Spain	344,808	3.6
Denmark	312,594	3.3
Australia	307,594	3.2
Finland	212,974	2.2
Taiwan	190,410	2.0
Austria	166,225	1.8
Switzerland	152,485	1.6
Norway	145,307	1.5
Belgium	143,492	1.5
South Africa	139,417	1.5
Israel	96,312	1.0

Total	$9,542,095	100.0%

See accompanying Notes to Financial Statements.

14 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $8,280,768)	$9,322,663
Affiliated companies (cost $219,432)	219,432

9,542,095

Receivables and other assets:
Dividends	48,396
Shares of beneficial interest sold	14,167
Other	11,170

Total assets	9,615,828

Liabilities
Payables and other liabilities:
Investments purchased	18,744
Shareholder communications	1,525
Distribution and service plan fees	1,476
Trustees’ compensation	28
Other	27,230

Total liabilities	49,003

Net Assets	$9,566,825

Composition of Net Assets
Par value of shares of beneficial interest	$828

Additional paid-in capital	8,405,797

Accumulated net investment income	82,207

Accumulated net realized gain on investments and foreign currency transactions	35,690

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,042,303

Net Assets	$9,566,825

15 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $6,822,568 and 590,959 shares of beneficial interest outstanding)	$11.54

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.24

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $273,262 and 23,713 shares of beneficial interest outstanding)	$11.52

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $61,339 and 5,308 shares of beneficial interest outstanding)	$11.56

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,879 and 2,676 shares of beneficial interest outstanding)	$11.54

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,378,777 and 205,821 shares of beneficial interest outstanding)	$11.56

See accompanying Notes to Financial Statements.

16 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

STATEMENT

OF O PERATIONS For the Period Ended May 31, 20171

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $16,716)	$174,289
Affiliated companies	498

Total investment income	174,787

Expenses
Management fees	37,341

Distribution and service plan fees:
Class A	2,282
Class C	427
Class R	22

Transfer and shareholder servicing agent fees:
Class A	7,308
Class C	99
Class I	2
Class R	18
Class Y	2,224

Shareholder communications:
Class A	4,521
Class C	1,296
Class R	701
Class Y	901

Legal, auditing and other professional fees	28,637

Custodian fees and expenses	1,440

Trustees’ compensation	76

Other	3,662

Total expenses	90,957
Less waivers and reimbursements of expenses	(38,392)

Net expenses	52,565

Net Investment Income	122,222

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	36,733
Foreign currency transactions	(11,305)

Net realized gain	25,428

Net change in unrealized appreciation/depreciation on:
Investment transactions	1,041,895
Translation of assets and liabilities denominated in foreign currencies	408

Net change in unrealized appreciation/depreciation	1,042,303

Net Increase in Net Assets Resulting from Operations	$1,189,953

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended May 31, 2017[1]

Operations
Net investment income	$122,222

Net realized gain	25,428

Net change in unrealized appreciation/depreciation	1,042,303

Net increase in net assets resulting from operations	1,189,953

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,067)
Class C	(50)
Class I	(56)
Class R	(36)
Class Y	(8,173)

(30,382)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	5,902,037
Class C	248,734
Class I	50,056
Class R	18,701
Class Y	2,087,726

8,307,254

Net Assets
Total increase	9,466,825

Beginning of period	100,000[2]

End of period (including accumulated net investment income of $82,207)	$9,566,825

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

2. Reflects the value of the Manager’s seed money invested on September 1, 2016.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended May 31, 2017[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain	1.41

Total from investment operations	1.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)

Net asset value, end of period	$11.54

Total Return, at Net Asset Value[3]	15.97%[4]

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,823

Average net assets (in thousands)	$5,628

Ratios to average net assets:[5]
Net investment income	2.71%
Total expenses[6]	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%

Portfolio turnover rate	4%

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return includes adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended May 31, 2017	2.04%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Period Ended May 31, 2017[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.13
Net realized and unrealized gain	1.41

Total from investment operations	1.54

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)

Net asset value, end of period	$11.52

Total Return, at Net Asset Value[3]	15.38%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$273

Average net assets (in thousands)	$77

Ratios to average net assets:[4]
Net investment income	1.97%
Total expenses[5]	5.56%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%

Portfolio turnover rate	4%

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended May 31, 2017	5.56%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Class I	Period Ended May 31, 2017[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19
Net realized and unrealized gain	1.43

Total from investment operations	1.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)

Net asset value, end of period	$11.56

Total Return, at Net Asset Value[3]	16.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61

Average net assets (in thousands)	$12

Ratios to average net assets:[4]
Net investment income	3.06%
Total expenses[5]	1.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.90%

Portfolio turnover rate	4%

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended May 31, 2017	1.70%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Period Ended May 31, 2017[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.15
Net realized and unrealized gain	1.42

Total from investment operations	1.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.03)

Net asset value, end of period	$11.54

Total Return, at Net Asset Value[3]	15.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31

Average net assets (in thousands)	$14

Ratios to average net assets:[4]
Net investment income	2.47%
Total expenses[5]	10.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%

Portfolio turnover rate	4%

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended May 31, 2017	10.44%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Class Y	Period Ended May 31, 2017[1]

Per Share Operating Data
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.19
Net realized and unrealized gain	1.42

Total from investment operations	1.61

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)

Net asset value, end of period	$11.56

Total Return, at Net Asset Value[3]	16.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,379

Average net assets (in thousands)	$1,719

Ratios to average net assets:[4]
Net investment income	2.96%
Total expenses[5]	1.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%

Portfolio turnover rate	4%

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Period Ended May 31, 2017	1.91%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2017

1. Organization

Oppenheimer International Growth and Income Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

    For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

24 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

2. Significant Accounting Policies (Continued)

    Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

25 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$117,905	$—	$—	$1,042,303

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

26 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

2. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Increase to Accumulated Net Realized Gain on Investments[2]

$629	$9,633	$10,262

2. $1,043 was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

Period Ended May 31, 2017

Distributions paid from:
Ordinary income	$30,382

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$8,500,200

Gross unrealized appreciation	$1,263,905
Gross unrealized depreciation	(221,602)

Net unrealized appreciation	$1,042,303

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

27 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities,

28 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

3. Securities Valuation (Continued)

observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$524,888	$2,415,006	$—	$2,939,894
Consumer Staples	171,574	1,227,102	—	1,398,676
Financials	179,891	883,477	—	1,063,368
Health Care	96,312	652,605	—	748,917
Industrials	195,526	992,631	—	1,188,157
Information Technology	—	713,665	—	713,665
Materials	—	436,431	—	436,431
Telecommunication Services	—	669,040	—	669,040
Utilities	—	164,515	—	164,515
Investment Company	219,432	—	—	219,432

Total Assets	$1,387,623	$8,154,472	$—	$9,542,095

29 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

30 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 84% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the

31 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended May 31, 2017[1,2]
	Shares	Amount

Class A
Sold	605,170	$6,117,630
Dividends and/or distributions reinvested	2,132	22,067
Redeemed	(22,343)	(237,660)

Net increase	584,959	$5,902,037

Class C
Sold	22,708	$248,684
Dividends and/or distributions reinvested	5	50
Redeemed	—	—

Net increase	22,713	$248,734

Class I
Sold	4,303	$50,000
Dividends and/or distributions reinvested	5	56
Redeemed	—	—

Net increase	4,308	$50,056

32 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

6. Shares of Beneficial Interest (Continued)

	Period Ended May 31, 2017[1,2]
	Shares	Amount

Class R
Sold	1,678	$18,720
Dividends and/or distributions reinvested	3	36
Redeemed	(5)	(55)

Net increase	1,676	$18,701

Class Y
Sold	209,933	$2,139,708
Dividends and/or distributions reinvested	786	8,173
Redeemed	(5,898)	(60,155)

Net increase	204,821	$2,087,726

1. For the period from October 28, 2016 (commencement of operations) to May 31, 2017.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 1, 2016. These amounts are not reflected in the table above.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$8,532,280	$288,245

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.85%
Next $500 million	0.80
Next $4 billion	0.75
Over $5 billion	0.70

The Fund’s effective management fee for the reporting period was 0.85% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

33 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the

34 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

8. Fees and Other Transactions with Affiliates (Continued)

Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

May 31, 2017	$1,997	$—	$—	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.25% for Class A shares, 2.00% for Class C shares, 0.90% for Class I shares, 1.50% for Class R shares and 1.00% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include unusual and infrequent expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$26,151
Class C	1,627
Class I	56
Class R	748
Class Y	9,214

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

35 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$372
Class C	6
Class R	1
Class Y	117

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $100 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

36 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth and Income Fund, including the statement of investments, as of May 31, 2017, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 28, 2016 (commencement of operations) to May 31, 2017. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Growth and Income Fund as of May 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the period from October 28, 2016 to May 31, 2017, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 26, 2017

37 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $174,743 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $383 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $35,690 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $13,751 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $138,197 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

39 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer International Growth and Income Fund	12/14/16	71.5%	0.0%	28.5%

40 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2016) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (since November 2015); Chairman Emeritus and Trustee (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non -profit) (since May 2013). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2016) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (on-line career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of

41 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Edmund P. Giambastiani, Jr., Continued	Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 57 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2016) Year of Birth: 1959	Director of Cartica Management, LLC Funds (private investment funds) (since 2017); Trustee of University of Florida Law Center Association, Inc. (since 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2016) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2016) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006);

42 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Joel W. Motley, Continued	Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2016) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Board Member of 100 Women in Hedge Funds (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003- 2004); held the following positions at Morgan Stanley: Managing Director (1997- 2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 57 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2016) Year of Birth: 1954	Treasurer, Chairman of the Audit and Finance Committee (since January 2016); Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013); Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product

43 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Daniel Vandivort, Continued	Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 57 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2016) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 99 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Dunphy, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Robert B. Dunphy, Vice President (since 2016) Year of Birth: 1979	Vice President of the Sub-Adviser (since January 2011); Senior Portfolio Manager of the Sub-Adviser (since May 2011); Senior Research Analyst and Assistant Vice President of the Sub-Adviser (May 2009-January 2011); Intermediate Research Analyst of the Sub-Adviser (January 2006-May 2009). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 99 portfolios in the OppenheimerFunds complex.

44 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Jennifer Foxson, Vice President and Chief Business Officer (since 2016) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 99 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2016) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 99 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of Sub-Adviser (February 2007-December 2012); Assistant Vice President of Sub-Adviser (August 2002- 2007). An officer of 99 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

45 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2017 OppenheimerFunds, Inc. All Rights reserved.

46 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

47 OPPENHEIMER INTERNATIONAL GROWTH AND INCOME FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA2575.001.0517 July 25, 2017

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4.   Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $25,400 in fiscal 2017 and no such fees in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $17,000 in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $525 in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,048,877 in fiscal 2017 and no such fees in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.   Audit Committee of Listed Registrants

Not applicable.

Item 6.   Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of

Directors/Trustees to the Respective Boards

None

Item 11.   Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth and Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/14/2017